--------------------------------------------------------------------------------
LARGE CAP GROWTH
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Alliance
Special Equity
Institutional Fund

Annual Report
October 31, 2002


                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice


                           Investment Products Offered
                           ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

-------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------
December 20, 2002

Dear Shareholder:

This report discusses the investment results and market activity for Alliance Special Equity Institutional Fund (the "Fund") for the annual reporting period ended October 31, 2002.

Investment Objectives and Policies

This open-end fund seeks capital appreciation and invests primarily in equity securities. The Fund emphasizes investments in companies that have superior relative earnings growth that are selling at reasonable valuations. Although the Fund typically invests for the long-term, it may also take advantage of short-term opportunities.

Investment Results

The following table provides the performance data for the Fund and its benchmark, the Standard & Poor's (S&P) 500 Stock Index, for the six- and 12-month periods ended October 31, 2002. We have also included the Russell 3000 Growth Index for an additional comparison of more growth-orientated stocks.

INVESTMENT RESULTS*
Periods Ended October 31, 2002

                                                        -----------------------
                                                             Total Returns
                                                        -----------------------
                                                        6 Months    12 Months
-------------------------------------------------------------------------------
Alliance Special Equity
Institutional Fund                                       -17.14%      -16.21%
-------------------------------------------------------------------------------
S&P 500 Stock Index                                      -17.01%      -15.10%
-------------------------------------------------------------------------------
Russell 3000 Growth Index                                -18.66%      -19.72%
-------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) as of October 31, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

     The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The unmanaged Russell 3000 Growth Index contains those securities in the Russell 3000 Index with a greater-than-average growth orientation. The unmanaged Russell 3000 Index is comprised of 3,000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Special Equity Institutional Fund.

     Additional investment results appear on pages 4-7.

For the 12-month period ended October 31, 2002, the Fund declined 16.21%. This compares with returns of -15.10% for the S&P 500 Stock Index and -19.72% for the Russell 3000 Growth Index during the same time frame. Positive factors contributing to the Fund's performance were its underweight position in technology, good stock selection in health care and excellent performance by selected holdings such as Harley Davidson and Bank One. Negative factors affecting the


-------------------------------------------------------------------------------
ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 1


Fund's performance included poor stock selection in the technology sector and an underweight position in consumer staples.

Equity markets remained volatile and broadly biased to the downside over the course of the past year, with growth stocks under particular pressure. This represented a continuation of general trends which have remained in place since early 2000. In addition to concerns regarding the durability of economic recovery and corporate profit growth, investor confidence has been challenged by geopolitical uncertainties and disclosures of corporate malfeasance. These factors have led to unusually high credit spreads in the bond market and tremendous risk aversion in the equity market.

We believe the severe equity correction has discounted many of these concerns. Going forward, equity prices will ultimately reflect fundamental growth and success of the underlying companies. In this regard, there is reason for encouragement.

Investment Strategy

The Fund seeks long-term growth of capital through investment in equities of companies judged to offer superior prospective growth in earnings and reasonable relative valuation. The portfolio does not attempt to time markets and remains essentially fully invested in companies believed to present the most attractive combination of growth and valuation without regard to market capitalization.

Market Outlook

We anticipate continued, moderate expansion of U.S. gross domestic product
(GDP). This reflects a combination of strong liquidity coming from fiscal stimulation and monetary policy and replenishment of unsustainably low manufacturing inventories. Barring a severe shock to consumer confidence, this should lead to continued overall growth of 1.5% - 3.0% in real GDP next year. Corporate profit recovery is likely to encourage higher capital spending.

We are impressed by the modest relative valuation currently accorded a number of highly profitable, well-capitalized companies with leadership positions in their respective industries. Many of these companies have maintained strong levels of profitability throughout the difficult economic environment of the past several years and appear particularly well-positioned to grow going forward.

The Fund's portfolio is currently balanced between consistent and cyclical growth companies with important exposure to consumer services, financial services, health care and technology. Combined, these sectors represent over 80% of the Fund's total portfolio.


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2 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND


Thank you for your continued interest in Alliance Special Equity Institutional Fund. We look forward to reporting to you on the Fund's market activity and investment performance in the ensuing periods.

Sincerely,


/S/ John D. Carifa

John D. Carifa
Chairman and President


/S/ Jane Mack Gould

Jane Mack Gould
Executive Vice President


[PHOTO]     John D. Carifa

[PHOTO]     Jane Mack Gould


Jane Mack Gould, Portfolio Manager, has 40 years of investment experience.

-------------------------------------------------------------------------------
ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 3


-------------------------------------------------------------------------------
PERFORMANCE UPDATE
-------------------------------------------------------------------------------

ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND
GROWTH OF A $2,000,000 INVESTMENT
4/30/99* - 10/31/02

S&P 500 Stock Index: $1,390,021

Alliance Special Equity Institutional Fund: $1,264,184

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                  Alliance Special Equity
                    Institutional Fund            S&P 500 Stock Index
-------------------------------------------------------------------------------
      4/30/99*          $ 2,000,000                   $ 2,000,000
     10/31/99           $ 2,158,000                   $ 2,054,787
     10/31/00           $ 2,460,802                   $ 2,179,671
     10/31/01           $ 1,508,786                   $ 1,637,177
     10/31/02           $ 1,264,184                   $ 1,390,021


This chart illustrates the total value of an assumed $2,000,000 investment in Alliance Special Equity Institutional Fund Class I shares (from 4/30/99 to 10/31/02) as compared to the performance of an appropriate broad-based index. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard & Poor's (S&P) 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

When comparing Alliance Special Equity Institutional Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Special Equity Institutional Fund.


*  Fund's inception date: 4/30/99.


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4 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND


-------------------------------------------------------------------------------
PERFORMANCE UPDATE
-------------------------------------------------------------------------------

ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 10/31



[BAR CHART OMITTED]

Alliance Special Equity Institutional Fund -- Yearly Periods Ended 10/31
-------------------------------------------------------------------------------
                      Alliance Special Equity             S&P 500
                        Institutional Fund              Stock Index
-------------------------------------------------------------------------------
     10/31/99*                 7.90%                       2.74%
     10/31/00                 14.03%                       6.08%
     10/31/01                -38.69%                     -24.83%
     10/31/02                -16.21%                     -15.10%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Special Equity Institutional Fund.


* The Fund's return for the period ended 10/31/99 is from the Fund's inception date of 4/30/99 through 10/31/99. The benchmark's return for the period ended 10/31/99 is from 4/30/99 through 10/31/99.


-------------------------------------------------------------------------------
ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 5


-------------------------------------------------------------------------------
PORTFOLIO SUMMARY
-------------------------------------------------------------------------------
October 31, 2002

INCEPTION DATE              PORTFOLIO STATISTICS
4/30/99                     Net Assets ($mil): $204.4


SECTOR BREAKDOWN

    24.6% Consumer Services
    23.6% Finance
    22.7% Health Care
    13.6% Technology
     6.2% Consumer Manufacturing               [PIE CHART OMITTED]
     3.6% Capital Goods
     2.6% Multi-Industry Companies
     1.9% Energy
     1.0% Transportation

     0.2% Short-Term


All data as of October 31, 2002. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.


-------------------------------------------------------------------------------
6 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND


-------------------------------------------------------------------------------
INVESTMENT RESULTS
-------------------------------------------------------------------------------
October 31, 2002

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2002

Class I Shares
-------------------------------------------------------------------------------
                               Without Sales Charge
-------------------------------------------------------------------------------
                1 Year               -16.21%
       Since Inception*              -12.25%


AVERAGE ANNUAL TOTAL RETURNS
AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30, 2002)

Class I Shares
-------------------------------------------------------------------------------
                               Without Sales Charge
-------------------------------------------------------------------------------
                1 Year               -15.48%
       Since Inception*              -13.80%

The Fund's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions.

The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund may at times be concentrated in a particular sector or industry group and, therefore, may be subject to greater risk. The Fund can invest in small- to mid-capitalization companies. These investments may be more volatile than investments in large capitalization companies.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*  Inception date: 4/30/99.


-------------------------------------------------------------------------------
Alliance Special Equity Institutional Fund o 7


-------------------------------------------------------------------------------
TEN LARGEST HOLDINGS
-------------------------------------------------------------------------------
October 31, 2002

                                                                    Percent of
Company                                             Value           Net Assets
-------------------------------------------------------------------------------
Citigroup, Inc.                               $10,938,308                 5.3%
-------------------------------------------------------------------------------
Harley-Davidson, Inc.                           9,769,640                 4.8
-------------------------------------------------------------------------------
Cardinal Health, Inc.                           8,305,200                 4.1
-------------------------------------------------------------------------------
Kohl's Corp.                                    8,258,985                 4.0
-------------------------------------------------------------------------------
Health Management Associates                    7,690,064                 3.8
-------------------------------------------------------------------------------
American International Group, Inc.              7,263,369                 3.6
-------------------------------------------------------------------------------
Express Scripts, Inc. Cl.A                      7,205,940                 3.5
-------------------------------------------------------------------------------
MBNA Corp.                                      6,885,090                 3.4
-------------------------------------------------------------------------------
CDW Computer Centers, Inc.                      6,622,198                 3.2
-------------------------------------------------------------------------------
Comcast Corp. Cl.A                              6,596,967                 3.2
-------------------------------------------------------------------------------
                                              $79,535,761                38.9%


-------------------------------------------------------------------------------
MAJOR PORTFOLIO CHANGES
-------------------------------------------------------------------------------
Six Months Ended October 31, 2002

                                                -------------------------------
                                                            Shares*
                                                -------------------------------
Purchases                                         Bought      Holdings 10/31/02
-------------------------------------------------------------------------------
AmerisourceBergen Corp.                           41,100                 41,100
-------------------------------------------------------------------------------
CDW Computer Centers, Inc.                        37,500                124,900
-------------------------------------------------------------------------------
eBay, Inc.                                        56,000                 67,100
-------------------------------------------------------------------------------
Forest Laboratories, Inc.                         32,300                 47,100
-------------------------------------------------------------------------------
Iron Mountain, Inc.                               58,800                 58,800
-------------------------------------------------------------------------------
ITT Industries, Inc.                              19,600                 34,700
-------------------------------------------------------------------------------
Legg Mason, Inc.                                  26,600                120,800
-------------------------------------------------------------------------------
Newell Rubbermaid, Inc.                           67,800                129,000
-------------------------------------------------------------------------------
Viacom, Inc. Cl.B                                 31,600                120,000
-------------------------------------------------------------------------------
Willis Group Holdings, Ltd.                      138,700                138,700
-------------------------------------------------------------------------------


Sales                                               Sold      Holdings 10/31/02
-------------------------------------------------------------------------------
American Standard Cos., Inc.                      35,000                 54,100
-------------------------------------------------------------------------------
Cisco Systems, Inc.                              210,500                214,850
-------------------------------------------------------------------------------
Kohl's Corp.                                      35,700                141,300
-------------------------------------------------------------------------------
Laboratory Corp. of America Holdings              93,400                     -0-
-------------------------------------------------------------------------------
Nokia Corp. (ADR)                                202,700                     -0-
-------------------------------------------------------------------------------
Pfizer, Inc.                                     109,400                     -0-
-------------------------------------------------------------------------------
Stryker Corp.                                     36,600                 83,300
-------------------------------------------------------------------------------
Thermo Electron Corp.                            168,000                     -0-
-------------------------------------------------------------------------------
Tyco International, Ltd.                         297,590                     -0-
-------------------------------------------------------------------------------
United Parcel Service, Inc. Cl.B                  60,000                     -0-
-------------------------------------------------------------------------------


*  Adjusted for stock splits.


-------------------------------------------------------------------------------
8 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND


-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------
October 31, 2002

Company                                              Shares          Value
-------------------------------------------------------------------------------
COMMON STOCKS-99.1%
Consumer Services-24.4%
Airlines-2.0%
Southwest Airlines Co.                              286,800    $ 4,187,280
                                                               -----------

Broadcasting & Cable-6.5%
Comcast Corp. Cl.A(a)                               286,700      6,596,967
Cox Communications, Inc. Cl.A(a)                     51,600      1,413,840
Viacom, Inc. Cl.B(a)                                120,000      5,353,200
                                                               -----------
                                                                13,364,007
                                                               -----------

Entertainment & Leisure-4.8%
Harley-Davidson, Inc.                               186,800      9,769,640
                                                               -----------

Retail-General Merchandise-7.8%
Bed Bath & Beyond, Inc.(a)                           29,400      1,042,524
CDW Computer Centers, Inc.(a)                       124,900      6,622,198
Kohl's Corp.(a)                                     141,300      8,258,985
                                                               -----------
                                                                15,923,707
                                                               -----------

Miscellaneous-3.3%
Career Education Corp.(a)                           125,000      5,013,750
Iron Mountain, Inc.(a)                               58,800      1,658,748
                                                               -----------
                                                                 6,672,498
                                                               -----------
                                                                49,917,132
                                                               -----------
Finance-23.4%
Banking-Regional-2.6%
Bank One Corp.                                      138,200      5,330,374
                                                               -----------

Brokerage & Money Management-3.2%
Legg Mason, Inc.                                    120,800      5,612,368
Merrill Lynch & Co., Inc.                            23,600        895,620
                                                               -----------
                                                                 6,507,988
                                                               -----------
Insurance-6.6%
American International Group, Inc.                  116,121      7,263,369
Arthur J. Gallagher & Co.                            74,000      1,984,680
Willis Group Holdings, Ltd.(a)                      138,700      4,244,220
                                                               -----------
                                                                13,492,269
                                                               -----------
Miscellaneous-11.0%
Ambac Financial Group, Inc.                          76,300      4,715,340
Citigroup, Inc.                                     296,030     10,938,308
MBNA Corp.                                          339,000      6,885,090
                                                               -----------
                                                                22,538,738
                                                               -----------
                                                                47,869,369
                                                               -----------

-------------------------------------------------------------------------------
ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 9


Company                                              Shares          Value
-------------------------------------------------------------------------------
Health Care-22.4%
Drugs-3.9%
Forest Laboratories, Inc.(a)                         47,100    $ 4,615,329
Patterson Dental Co.(a)                              66,700      3,435,717
                                                               -----------
                                                                 8,051,046
                                                               -----------
Medical Products-3.1%
Boston Scientific Corp.(a)                           27,400      1,031,062
Stryker Corp.                                        83,300      5,256,230
                                                               -----------
                                                                 6,287,292
                                                               -----------
Medical Services-15.4%
AmerisourceBergen Corp.                              41,100      2,924,265
Cardinal Health, Inc.                               120,000      8,305,200
Express Scripts, Inc. Cl.A(a)                       133,000      7,205,940
Health Management Associates(a)                     402,200      7,690,064
Tenet Healthcare Corp.(a)                            92,700      2,665,125
WellPoint Health Networks, Inc.(a)                   35,800      2,692,518
                                                               -----------
                                                                31,483,112
                                                               -----------
                                                                45,821,450
                                                               -----------
Technology-13.6%
Communications Equipment-1.2%
Cisco Systems, Inc.(a)                              214,850      2,402,023
                                                               -----------
Computer Hardware/Storage-1.8%
Dell Computer Corp.(a)                              129,690      3,710,431
                                                               -----------
Computer Services-3.3%
Affiliated Computer Services, Inc. Cl.A(a)           68,550      3,156,728
Fiserv, Inc.(a)                                     111,000      3,467,640
                                                               -----------
                                                                 6,624,368
                                                               -----------
Computer Software-3.1%
Mercury Interactive Corp.(a)                         50,750      1,338,277
Microsoft Corp.(a)                                   19,700      1,053,359
PeopleSoft, Inc.(a)                                  89,300      1,616,330
VERITAS Software Corp.(a)                           154,875      2,361,844
                                                               -----------
                                                                 6,369,810
                                                               -----------
Contract Manufacturing-1.5%
Flextronics International, Ltd. (Singapore)(a)      364,920      3,050,731
                                                               -----------
Internet Infrastructure-2.1%
eBay, Inc.(a)                                        67,100      4,244,746
                                                               -----------
Semi-Conductor Components-0.6%
Maxim Integrated Products, Inc.(a)                   39,400      1,254,496
                                                               -----------
                                                                27,656,605
                                                               -----------

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10 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND


                                                  Shares or
                                                  Principal
                                                     Amount
Company                                                (000)         Value
-------------------------------------------------------------------------------
Consumer Manufacturing-6.2%
Building & Related-4.1%
American Standard Cos., Inc.(a)                      54,100   $  3,608,470
Centex Corp.                                         36,800      1,673,664
D.R. Horton, Inc.                                    56,900      1,096,463
NVR, Inc.(a)                                          6,000      2,034,000
                                                              ------------
                                                                 8,412,597
                                                              ------------
Miscellaneous-2.1%
Newell Rubbermaid, Inc.                             129,000      4,182,180
                                                              ------------
                                                                12,594,777
                                                              ------------
Capital Goods-3.6%
Electrical Equipment-0.5%
L-3 Communications Holdings, Inc.(a)                 21,200        996,400
                                                              ------------
Engineering & Construction-2.0%
Jacobs Engineering Group, Inc.(a)                   136,100      4,122,469
                                                              ------------
Machinery-1.1%
ITT Industries, Inc.                                 34,700      2,254,806
                                                              ------------
                                                                 7,373,675
                                                              ------------
Energy-1.9%
Oil Service-1.9%
Baker Hughes, Inc.                                   78,600      2,283,330
Weatherford International(a)                         40,900      1,637,636
                                                              ------------
                                                                 3,920,966
                                                              ------------
Transportation-1.0%
Railroad-1.0%
Union Pacific Corp.                                  35,000      2,066,750
                                                              ------------
Multi-Industry Companies-2.6%
Danaher Corp.                                        90,700      5,246,995
                                                              ------------

Total Common Stocks
(cost $188,852,671)                                            202,467,719
                                                              ------------
SHORT-TERM INVESTMENT-0.2%
Time Deposit-0.2%
State Street Euro Dollar
1.25%, 11/01/02
(amortized cost $435,000)                             $ 435        435,000
                                                              ------------
Total Investments-99.3%
  (cost $189,287,671)                                          202,902,719

Other assets less liabilities-0.7%                               1,479,786
                                                              ------------
Net Assets-100%                                               $204,382,505
                                                              ============


(a)  Non-income producing security.

     See notes to financial statements.


-------------------------------------------------------------------------------
ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 11


-------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
-------------------------------------------------------------------------------
October 31, 2002

ASSETS
Investments in securities, at value (cost $189,287,671)         $ 202,902,719(a)
Cash                                                                    2,538
Collateral held for securities loaned                              10,413,000
Receivable for investment securities sold                           3,463,011
Receivable for capital stock sold                                     105,106
Dividends and interest receivable                                      66,743
                                                                -------------
Total assets                                                      216,953,117
                                                                -------------
LIABILITIES
Payable for collateral received on securities loaned               10,413,000
Payable for investment securities purchased                         1,868,756
Advisory fee payable                                                  116,708
Payable for capital stock redeemed                                      8,648
Accrued expenses                                                      163,500
                                                                -------------
Total liabilities                                                  12,570,612
                                                                -------------
Net Assets                                                      $ 204,382,505
                                                                =============
COMPOSITION OF NET ASSETS
Capital stock, at par                                                 $39,131
Additional paid-in capital                                        305,906,775
Accumulated net realized loss on investment transactions         (115,178,449)
Net unrealized appreciation of investments                         13,615,048
                                                                -------------
                                                                $ 204,382,505
                                                                =============
CALCULATION OF MAXIMUM OFFERING PRICE
CLASS I SHARES
Net asset value, redemption and offering price per share
($204,382,505 / 39,130,745 shares of capital stock
issued and outstanding)                                                 $5.22
                                                                        =====


(a)  Includes securities on loan with a value of $9,868,550 (See Note F).

     See notes to financial statements.


-------------------------------------------------------------------------------
12 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND


-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
Year Ended October 31, 2002

INVESTMENT INCOME
Dividend (net of foreign taxes withheld
of $7,191)                                          $1,137,865
Interest                                                50,568      $1,188,433
                                                   -----------
EXPENSES
Advisory fee                                         1,711,001
Administrative                                         126,000
Custodian                                               82,984
Audit and legal                                         60,032
Printing                                                39,108
Transfer agency                                         20,792
Directors' fees and expenses                            19,609
Registration fees                                        5,000
Miscellaneous                                           19,004
                                                   -----------
Total expenses                                                       2,083,530
                                                                  ------------
Net investment loss                                                   (895,097)
                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT TRANSACTIONS
Net realized loss on investment transactions                       (49,715,536)
Net change in unrealized appreciation/
   depreciation of investments                                       8,450,981
                                                                  ------------
Net loss on investment transactions                                (41,264,555)
                                                                  ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                        $(42,159,652)
                                                                  ============


See notes to financial statements.


-------------------------------------------------------------------------------
ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 13


-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                  Year Ended       Year Ended
                                                  October 31,      October 31,
                                                     2002             2001
                                                ==============    =============
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment loss                               $   (895,097)  $    (740,145)
Net realized loss on investment transactions       (49,715,536)    (65,462,913)
Net change in unrealized
  appreciation/depreciation of investments           8,450,981    (137,288,537)
                                                  ------------   -------------
Net decrease in net assets from operations         (42,159,652)   (203,491,595)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain on investment transactions
    Class I                                                 -0-    (81,321,241)
Distributions in excess of net realized
  gain on investment transactions
    Class I                                                 -0-       (349,282)

CAPITAL STOCK TRANSACTIONS
Net increase (decrease)                            (49,856,880)     46,970,748
                                                  ------------   -------------
Total decrease                                     (92,016,532)   (238,191,370)

NET ASSETS
Beginning of period                                296,399,037     534,590,407
                                                  ------------   -------------
End of period                                     $204,382,505   $ 296,399,037
                                                  ============   =============


See notes to financial statements.


-------------------------------------------------------------------------------
14 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND


-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
October 31, 2002

NOTE A

Significant Accounting Policies

Alliance Special Equity Institutional Fund, Inc. (the "Fund"), is one of the funds comprising the Alliance Institutional Funds, Inc. (the "Company"), which was organized as a Maryland corporation on October 3, 1997 and is registered under the Investment Company Act of 1940 as an open-ended series investment company. The Company is comprised of three other funds, Alliance Premier Growth Institutional Fund, Alliance Quasar Institutional Fund and AllianceBernstein Real Estate Investment Institutional Fund. Each fund has different investment objectives and policies. The Fund commenced operations on April 30, 1999 offering Class I and Class II shares. As of October 31, 2002, there were no Class II shares outstanding. Sales are made at the Fund's net asset value per share without a sales charge. Each class of shares has identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange, on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked


-------------------------------------------------------------------------------
ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 15


prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of securities, closed forward exchange currency contracts, holdings of foreign currencies, options on foreign currencies, exchange gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. The Fund accretes discounts and amortizes premiums as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that Class II shares bear higher transfer agent fees. Expenses of the Company are charged to the Fund in proportion to net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to net operating losses, resulted in a net decrease in accumulated net investment loss and a corresponding decrease in additional paid in capital. This reclassification had no effect on net assets.


-------------------------------------------------------------------------------
16 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND


NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annualized rate of 1% of the first $50 million, .75 of 1% of the excess over $50 million up to $100 million and .50 of 1% of the excess over $100 million of the average daily net assets of the Fund. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Adviser provides to the Fund certain legal and accounting services. For the year ended October 31, 2002, such fees amounted to $125,826.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $18,000 for the year ended October 31, 2002.

For the year ended October 31, 2002, the Fund's expenses were reduced by $60 under an expense offset arrangement with AGIS.

Brokerage commissions paid on investment transactions for the year ended October 31, 2002, amounted to $509,265 and none was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to Alliance Fund Distributors, Inc. (the "Distributor") at an annual rate of up to .30% of average daily net assets attributable to Class II shares. There are no distribution and servicing fees on Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class II shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $112,502,719 and $160,661,252, respectively, for the year ended October 31, 2002. There were no purchases and sales of U.S. government and government agency obligations for the year ended October 31, 2002.

At October 31, 2002, the cost of investments for federal income tax purposes was $189,407,387. Accordingly, gross unrealized appreciation of investments was $36,609,723 and gross unrealized depreciation of investments was $23,114,391 resulting in net unrealized appreciation of $13,495,332.


-------------------------------------------------------------------------------
ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 17


NOTE E

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2002 and October 31, 2001 were as follows:

                                            2002               2001
                                       ==============     ==============
Distributions paid from:
   Net long term capital gains           $        -0-      $ 70,162,607
   Ordinary income                                -0-        11,507,916
                                        ------------       ------------
Total taxable distributions                       -0-        81,670,523
                                        ------------       ------------
Total distributions paid                 $        -0-      $ 81,670,523
                                        ------------       ------------


As of October 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                      $(115,058,733)(a)
Unrealized appreciation/(depreciation)                       13,495,332(b)
                                                          -------------
Total accumulated earnings/(deficit)                      $(101,563,401)
                                                          -------------


(a) On October 31, 2002, the Fund had a net capital loss carryforward of $115,058,733, of which $65,462,913 expires in the year 2009 and $49,595,820 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.


NOTE F

Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc., (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities.

The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Fund. AG Edwards & Sons, Inc. will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of October 31, 2002, the Fund had loaned securities with a value of $9,868,550 and received cash collateral of $10,413,000. For the year ended October 31, 2002, the Fund earned fee income of $20,662 which is included in interest income in the accompanying statement of operations.

NOTE G

Capital Stock

There are 6,000,000,000 shares of $.001 par value capital stock authorized for the Fund. The Fund consists of two classes designated Class I and Class II,


-------------------------------------------------------------------------------
18 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND


each with 3,000,000,000 authorized shares. There were no shares of Class II outstanding as of October 31, 2002. Transactions in Class I shares were as follows:

                               Shares                         Amount
                    ---------------------------  ------------------------------
                     Year Ended      Year Ended    Year Ended      Year Ended
                      October 31,    October 31,   October 31,     October 31,
                         2002           2001          2002            2001
                     ------------  ------------  --------------  --------------
CLASS I
Shares sold            2,016,097     2,949,912     $13,045,201     $27,778,322
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions               -0-    8,994,550              -0-     81,670,514
-------------------------------------------------------------------------------
Shares redeemed      (10,467,541)   (8,131,135)    (62,902,081)    (62,478,088)
-------------------------------------------------------------------------------
Net increase
  (decrease)          (8,451,444)    3,813,327    $(49,856,880)    $46,970,748
===============================================================================

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expense in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2002.


-------------------------------------------------------------------------------
ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 19


-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                 Class I
                                            --------------------------------------------------
                                                                                    April 30,
                                                     Year Ended October 31,        1999(a) to
                                            -------------------------------------  October 31,
                                                2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------
Net asset value, beginning of period           $6.23       $12.21       $10.79       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)                          (.02)        (.01)        (.03)        (.02)
Net realized and unrealized gain (loss) on
  investment transactions                       (.99)       (4.14)        1.54          .81
Net increase (decrease) in net asset
  value from operations                        (1.01)       (4.15)        1.51          .79

LESS: DISTRIBUTIONS
Distributions from net realized gain on
  investments                                     -0-       (1.82)        (.09)          -0-
Distributions in excess of net realized
  gain on investments                             -0-        (.01)          -0-          -0-
Total distributions                               -0-       (1.83)        (.09)          -0-
Net asset value, end of period                 $5.22        $6.23       $12.21       $10.79

TOTAL RETURN
Total investment return based on net
  asset value(c)                              (16.21)%     (38.69)%      14.03%        7.90%

RATIO/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $204,383     $296,399     $534,590     $499,846
Ratio to average net assets of:
  Expenses, net of waivers                       .78%         .69%         .65%         .73%(d)
  Expenses, before waivers                       .78%         .69%         .65%         .75%(d)
  Net investment loss                           (.33)%       (.19)%       (.25)%       (.33)%(d)
Portfolio turnover rate                           43%          57%          78%          35%



(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.


-------------------------------------------------------------------------------
20 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND


-------------------------------------------------------------------------------
REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS
-------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Alliance Institutional Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Alliance Special Equity Institutional Fund (one of the funds constituting the Alliance Institutional Funds, Inc.) (the "Fund") as of October 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Alliance Special Equity Institutional Fund of the Alliance Institutional Funds, Inc. at October 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
December 2, 2002


-------------------------------------------------------------------------------
ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 21


-------------------------------------------------------------------------------
GLOSSARY OF INVESTMENT TERMS
-------------------------------------------------------------------------------

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capital

Cash or goods that are used to generate income. Also, the net worth of a business (the amount by which its assets exceed its liabilities).

earnings

Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.


-------------------------------------------------------------------------------
22 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND


-------------------------------------------------------------------------------
ALLIANCE CAPITAL
-------------------------------------------------------------------------------
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $369 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.


All information on Alliance Capital is as of 9/30/02.


-------------------------------------------------------------------------------
ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 23


-------------------------------------------------------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
-------------------------------------------------------------------------------

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o   Automatic Reinvestment

You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o   Automatic Investment Program

Build your investment account by having money automatically transferred from your bank account on a regular basis.

o   Dividend Direction Plans

You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o   Auto Exchange

You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o   Systematic Withdrawals

Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o   E-Statements and Electronic Delivery

Sign up to view your quarterly mutual fund, retirement or CollegeBoundfundSM account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o   A Choice of Purchase Plans

Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o   Telephone Transaction

Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o   Alliance Answer: 24-Hour Information

For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o   The Alliance Advance
A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.


* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


-------------------------------------------------------------------------------
24 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND


-------------------------------------------------------------------------------
BOARD OF DIRECTORS
-------------------------------------------------------------------------------

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)


-------------------------------------------------------------------------------
OFFICERS
-------------------------------------------------------------------------------

Jane Mack Gould, Executive Vice President
Alfred Harrison, Executive Vice President
Bruce K. Aronow, Senior Vice President
Daniel G. Pine, Senior Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


CUSTODIAN

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02116

PRINCIPAL UNDERWRITER

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

INDEPENDENT AUDITORS

Ernst & Young LLP
5 Times Square
New York, NY 10036

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672


(1)  Member of the Audit Committee.

-------------------------------------------------------------------------------
ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 25


-------------------------------------------------------------------------------
MANAGEMENT OF THE FUND
-------------------------------------------------------------------------------

Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                                                   PORTFOLIOS
                                                                                     IN FUND          OTHER
NAME, AGE OF DIRECTOR,                    PRINCIPAL                                  COMPLEX      DIRECTORSHIPS
      ADDRESS                            OCCUPATION(S)                             OVERSEEN BY       HELD BY
(YEARS OF SERVICE*)                    DURING PAST 5 YEARS                           DIRECTOR        DIRECTOR
---------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR**

John D. Carifa, **, 57             President, Chief Operating Officer and a              114            None
1345 Avenue of the Americas        Director of Alliance Capital Management
New York, NY 10105                 Corporation ("ACMC"), with which he
(5)                                has been associated with since prior to 1997.

DISINTERESTED DIRECTORS

Ruth Block, #+, 72                 Formerly an Executive Vice President and              93             None
P.O. Box 4623                      Chief Insurance Officer of The Equitable
Stamford, CT 06903                 Life Assurance Society of the United States;
(5)                                Chairman and Chief Executive Officer of
                                   Evlico. Formerly a Director of Avon,
                                   BP Amoco Corporation, Ecolab, Inc.,
                                   Tandem Financial Group and Donaldson,
                                   Lufkin & Jenrette Securities Corporation.

David H. Dievler, #+, 73           Independent Consultant. Until December                98             None
P.O. Box 167                       1994, Senior Vice President of ACMC
Spring Lake, NJ 07762              responsible for mutual fund administration.
(5)                                Prior to joining ACMC in 1984, Chief
                                   Financial Officer of Eberstadt Asset
                                   Management since 1968. Prior to that,
                                   Senior Manager at Price Waterhouse & Co.
                                   Member of the American Institute of
                                   Certified Public Accountants since 1953.

John H. Dobkin, #+, 60             Consultant. Formerly a Senior Advisor                 94             None
P.O.Box 12                         from June 1999-June 2000 and President
Annandale, NY 12504                (December 1989-May 1999) of Historic
(5)                                Hudson Valley (historic preservation).
                                   Previously, Director of the National
                                   Academy of Design and during 1988-92,
                                   Director and Chairman of the Audit
                                   Committee of ACMC.

William H. Foulk, Jr., #+, 70      Investment Adviser and Independent                    110            None
2 Soundview Drive                  Consultant. Formerly Senior Manager of
Suite 100                          Barrett Associates, Inc., a registered
Greenwich, CT 06830                investment adviser, with which he had
(5)                                been associated since prior to 1997.
                                   Formerly Deputy Comptroller of the State
                                   of New York and, prior thereto, Chief
                                   Investment Officer of the New York
                                   Bank for Savings.


-------------------------------------------------------------------------------
26 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND




                                                                                 PORTFOLIOS
                                                                                   IN FUND          OTHER
NAME, AGE OF DIRECTOR,                    PRINCIPAL                                COMPLEX       DIRECTORSHIPS
      ADDRESS                            OCCUPATION(S)                            OVERSEEN BY       HELD BY
(YEARS OF SERVICE*)                    DURING PAST 5 YEARS                         DIRECTOR        DIRECTOR
---------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

Clifford L. Michel, #+, 63         Senior Counsel of the law firm of                   93       Placer Dome Inc.
15 St. Bernard's Road              Cahill Gordon & Reindel, since February
Gladstone, NJ 07934                2001 and a partner of that firm for more
( 5 )                              than 25 years prior thereto. President and
                                   Chief Executive Officer of Wenonah
                                   Development Company (Investments) and
                                   a Director of Placer Dome Inc. (mining).

Donald J. Robinson, #+, 68         Senior Counsel at the law firm of                   92             None
98 Hell's Peak Road                Orrick, Herrington & Sutcliffe LLP since
Weston, VT 05161                   prior to 1997. Formerly a senior partner
( 5 )                              and a member of the Executive Committee
                                   of that firm. He was also a member and
                                   Chairman of the Municipal Securities
                                   Rulemaking Board and a Trustee of the
                                   Museum of the City of New York.



*  There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#  Member of the Audit Committee.

+  Member of the Nominating Committee.


-------------------------------------------------------------------------------
ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 27


OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.

                                  Principal Position(s)                   Principal Occupation
Name, Address* and Age              Held with Fund                         During Past 5 Years
-----------------------------------------------------------------------------------------------------------
John D. Carifa, 57             Chairman and President            See biography above.

Jane Mack Gould, 64             Executive Vice President         Senior Vice President of ACMC**, with
                                                                 which she has been associated since prior
                                                                 to 1997.

Alfred Harrison, 65             Executive Vice President         Vice Chairman and a Director of ACMC,
                                                                 with which he has been associated since
                                                                 prior to 1997.

Bruce K. Aronow, 36             Senior Vice President            Senior Vice President of ACMC** since
                                                                 1999. Prior thereto, he was a Vice
                                                                 President at Invesco since 1998, and a
                                                                 Vice President at LGT Asset
                                                                 Management since prior to 1997.

Daniel G. Pine, 50              Senior Vice President            Senior Vice President of ACMC**, with
                                                                 which he has been associated since prior
                                                                 to 1997.

Edmund P. Bergan, Jr., 52       Secretary                        Senior Vice President and the General
                                                                 Counsel of Alliance Fund Distributors,
                                                                 Inc. ("AFD")** and Alliance Global
                                                                 Investor Services, Inc. ("AGIS")**, with
                                                                 which he has been associated since prior
                                                                 to 1997.

Mark D. Gersten, 52             Treasurer and Chief              Senior Vice President of AGIS** and a
                                Financial Officer                Vice President of AFD**, with which he
                                                                 has been associated since prior to 1997.

Vincent S. Noto, 38             Controller and Chief             Vice President of AGIS**, with which he
                                Accounting Officer               has been associated since prior to 1997.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, AFD and AGIS are affiliates of the Funds.

    The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


-------------------------------------------------------------------------------
28 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND


-------------------------------------------------------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
-------------------------------------------------------------------------------

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small CapValue Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACMGovernment Opportunity Fund
ACMManaged Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


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ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 29


Alliance Special Equity Institutional Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.


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